                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 7, 1999


                               QUIDEL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



            Delaware                    0-10961               94-2573850
(State or Other Jurisdiction of       (Commission           (IRS Employer
         Incorporation)               File Number)        Identification No.)



              10165 McKeller Court
                 San Diego, CA                               92121
    (Address of Principal Executive Offices)               (Zip Code)




       Registrant's telephone number, including area code: (858) 552-1100



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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         ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         As previously reported, Quidel Corporation entered into an Asset Sale Agreement dated as of November 26, 1999 with Dade Behring Marburg GmbH, (Dade Behring"), a German corporation, for the purchase of Dade Behring's Rapignost-Registered Trademark- Urine Test Strip Business. The asset purchase closed on December 7, 1999, effective as of November 30, 1999.

         The purchase price was US $5,750,000, payable US $5,000,000 at Closing, US $500,000 twelve months later and US $250,000 payable twenty-four months after Closing upon successful completion of certain milestones defined in the Transitional Manufacturing Assistance Agreement between the parties. In addition to the aggregate purchase price for the assets, Quidel agreed to pay Dade Behring a percentage of the combined global sales of Rapignost for five years after the Closing, up to a maximum of US $3,000,000. The funds used for the purchase price payment at closing came from Quidel's existing line of credit with the Bank of America.

         The acquired assets include: Dade Behring's inventory of Rapignost test strips, product manufacturing equipment, information and know-how, trademarks, vendor and customer contracts, distributor agreements, and assignments of certain license agreements. Pursuant to the terms of the Transitional Manufacturing and Transfer Assistance Agreement, Dade Behring will continue to manufacture Rapignost for Quidel for up to two years after closing.

         The Rapignost test fits into Quidel's existing product line, distribution system and strategic direction. Quidel believes that Rapignost will add to Quidel's sales at lower cost than introducing a new product.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

         10.5 Form of Asset Sale Agreement - Rapignost-Registered Trademark-Urine Strip Business

         The Schedules and Exhibits to the Asset Purchase Agreement are omitted from this filing in accordance with Item 601(b)(2) of Regulation S-K. Quidel agrees to supply any omitted Schedule or Exhibit to the Commission upon receipt of a request by the Commission, subject to a reservation of its right to request confidential treatment as to certain information under the Freedom of Information Act, Privacy Act and the Commission's confidential treatment rules at the time.



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


         The omitted Schedules are captioned:

         Schedule 1.1.1        Machinery and Equipment List UTS Business Marburg
         Schedule 1.1.2        Inventory
         Schedule 1.1.6        Product Registrations
         Schedule 3.1.4        Litigation Claims
         Schedule 3.1.6        Violations of Applicable Laws
         Schedule 3.1.7 Contracts Material to the Operation of the Business Which Require Third Party
                               Consents or Approvals
         Schedule 3.1.8        Contracts Requiring Consent for Assignment
         Schedule 5.1          Allocation of Purchase Price

         In addition to the Schedules, there are four Exhibits to the Asset Sale
Agreement:

         Exhibit A - Form of Proprietary Rights Agreement
         Exhibit B - Form of Transitional Manufacturing and Transfer Assistance
                           Agreement
         Exhibit C - Form of Distribution Agreement
         Exhibit D - Form of Lease Agreement




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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         QUIDEL CORPORATION



Date:    December 15, 1999               By:     /s/ CHARLES J. CASHION
                                               ---------------------------------
                                               Charles J. Cashion
                                               Senior Vice President,
                                               Corporate Operations,
                                               Chief Financial Officer and
                                               Secretary



                                  EXHIBIT INDEX



    Exhibit
     Number                                    Description
     ------                                    -----------

    10.5          Asset Sale Agreement - Rapignost-Registered Trademark-Urine
                  Test Strip Business





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